UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 22, 2012 (Date of earliest event reported)
Veramark Technologies, Inc. (Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	0-13898 (Commission File Number)	16-1192368 (IRS Employer Identification Number)

1565 Jefferson Rd, Rochester, NY (Address of principal executive offices)		14623 (Zip Code)
585-381-6000 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On February 22, 2012, the Registrant issued a press release announcing the Registrant's financial results for the quarter and year ended December 31, 2011. A copy of the Registrant's press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference. The information in this Form 8-K is being furnished under Item 2.02 and shall not be deemed to be "filed" for the purposes of section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

Press Release dated February 22, 2012, issued by Veramark Technologies, Inc. (the "Registrant").

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Veramark Technologies, Inc. dated February 22, 2012

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 22, 2012	VERAMARK TECHNOLOGIES, INC. By: /s/ Ronald C. Lundy Ronald C. Lundy VP of Finance and CFO

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Veramark Technologies, Inc. dated February 22, 2012